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                                                                   EXHIBIT 10.77

                      AMENDMENT TO SHAREHOLDER AGREEMENT


     This Agreement dated as of February 25, 2000 by and between MICHAEL FOODS, INC. a Minnesota corporation ("MICHAEL"); the Shareholders of Michael listed on
Schedule I (individually "SHAREHOLDER" and collectively "SHAREHOLDERS"); the other former Shareholders and Partners of Papetti's Hygrade Egg Products, Inc. ("PAPETTI'S HYGRADE") and the Acquired Entities identified in the Reorganization Agreement described below and listed on Schedule I (the "SELLERS") and the Representative of the Shareholders and Sellers;

     WHEREAS, under date of June 29, 1996, Michael, M.G. Waldbaum Company, a Nebraska corporation ("ACQUISITION"), Papetti's Hygrade and the Acquired Entities defined therein entered into a Plan and Agreement of Reorganization (as amended, the "REORGANIZATION AGREEMENT") whereby Michael acquired Papetti's Hygrade by merger and Acquisition acquired each of the Acquired Entities by mergers or through asset purchases and liability assumption; and

     WHEREAS, in connection with the consummation of the transactions contemplated by the Reorganization Agreement, the parties hereto entered into a Shareholder Agreement dated as of February 26, 1997 providing the Shareholders with certain registration rights as described therein which rights expire on February 25, 2000; and

     WHEREAS, Michael, the Shareholders and the Sellers desire to extend the expiration date of the registration rights of the Shareholders under Section 8 of the Shareholder Agreement to permit Michael and such Shareholders to negotiate an agreement that will permit the Shareholders to make an orderly disposition of all or a portion of their shares of common stock of Michael; to consider continued registration rights as part of a new agreement; and to define terms and conditions of continued board representation;
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     NOW, THEREFORE, in consideration of the premises and of the terms and conditions hereinafter set forth, the parties agree that the rights and obligations of the parties that expired only on the third anniversary of the Shareholder Agreement, specifically Sections 4, 5(b),7 and 8 thereof shall be amended to extend the expiration date thereof until May 26, 2000. In all other respects, the Shareholder Agreement dated February 26, 1997 shall be unaffected. However, should the Shareholders wish to register any shares during the ninety (90) day extension, all printing, legal and accounting expenses incurred by Michael directly attributable to the request for such registration by the Shareholders, and all registration and filing fees imposed by the SEC, any state securities commission or the NASDAQ-NMS, and any brokerage fees or commissions, and any taxes of any kind, incurred by the Shareholders, with respect to any disposition, sale or transfer of Registerable Securities, will be the sole responsibility of the registering Shareholders.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.

                               MICHAEL FOODS, INC.


                               By: /s/Gregg A. Ostrander
                                   ----------------------
                                   Gregg A. Ostrander
                                   Its: President

                               /s/ Arthur N. Papetti
                               ----------------------
                               ARTHUR N. PAPETTI
                               as Representative of and attorney-in-fact for the Shareholders and Sellers listed on Schedule I







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                                   SCHEDULE I
                        LIST OF SHAREHOLDERS AND SELLERS


A.   SHAREHOLDERS
     Stephen Papetti
     Alfred Papetti
     Arthur J. Papetti

B.   SELLERS
     Arthur N. Papetti
     Anthony Papetti
     The Alfred Papetti S Corporation Stock Trust
     The Stephen Papetti S Corporation Stock Trust
     The Tina Marie Noll S Corporation Stock Trust
     The Arthur J. Papetti S Corporation Stock Trust
     The Mary Barbara Papetti S Corporation Stock Trust
     Declaration of Irrevocable Living Trust by Anthony Papetti FBO Stephen Papetti U/D 2/1/95
     Declaration of Irrevocable Living Trust by Anthony Papetti FBO Alfred Papetti U/D 2/1/95
     Declaration of Irrevocable Living Trust by Arthur N. Papetti FBO Arthur J. Papetti U/D 12/1/93
     Declaration of Irrevocable Living Trust by Arthur N. Papetti FBO Tina Marie Papetti-Noll U/D 12/1/93
     Declaration of Irrevocable Living Trust by Arthur N. Papetti FBO Mary Barbara Papetti U/D 12/1/93
     Arthur J. Papetti Family Limited Partnership
     Stephen Papetti Family Limited Partnership
     Alfred Papetti Family Limited Partnership
     Tina Marie Noll Family Limited Partnership
     Alfred Papetti Family Trust
     Stephen Papetti Family Trust
     Arthur J. Papetti Family Trust
     Tina Marie Noll Family Trust
     1995 Irrevocable Living GSTE Trust by Barbara Papetti FBO Arthur J. Papetti U/D 8/10/95
     1995 Irrevocable Living GSTE Trust by Lillian Papetti FBO Alfred Papetti U/D 8/10/95
     1995 Irrevocable Living GSTE Trust by Lillian Papetti FBO Stephen Papetti U/D 8/10/95
     1995 Irrevocable Living Trust by Tina Marie Noll FBO Tina Marie Noll U/D 8/10/95 Mary Barbara Papetti